TIP FUNDS

                       Turner Large Cap Growth Equity Fund
                            Turner Growth Equity Fund
                            Turner Midcap Growth Fund
                          Turner Small Cap Growth Fund
                          Turner Micro Cap Growth Fund

                         Supplement dated April 7, 2000
                    to the Prospectus dated January 31, 2000


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.


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A Special Meeting of the shareholders of the Turner Large Cap Growth Equity Fund has been scheduled for May 31, 2000. At the Special Meeting, shareholders will be asked to vote on a proposed reorganization of the Turner Large Cap Growth Equity Fund into the Mercury Select Growth Fund. If you are a shareholder of record as of April 19, 2000 (the "Record Date"), you will be eligible to vote at the Special Meeting. If you become a shareholder after the Record Date, you will not be eligible to vote at the Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the proposed reorganization.


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The following disclosure replaces the first paragraph of the "Closing the Funds to New Investors" section on page 25 of the Prospectus:

     There are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more and more money regardless of their capacity to find attractive investments. Turner Investment Partners will not do this. Turner will close a Fund to most new investors once assets under management reach certain specified levels. For the Small Cap Growth and Micro Cap Growth Styles, those specified levels have been reached, and the Small Cap Growth and Micro Cap Growth Funds are currently closed to new investors. Similarly, Turner's Midcap Growth and the Growth Equity Styles (which include the assets of each Fund) will be closed when the assets Turner manages in those styles are within the range of $5.6 billion and $7.9 billion and $7.8 billion and $11.3 billion, respectively. When these asset ranges are reached, the Midcap Growth and Growth Equity Funds will be closed to new investors. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TUR-D-030-05